SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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OCEAN SHORE HOLDING CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 14, 2005

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Ocean Shore Holding Co. We will hold the meeting at The Flander’s Hotel located at 719 East 11th Street, Ocean City, New Jersey on May 18, 2005 at 8:30 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company’s independent auditors, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Steven E. Brady

President and Chief Executive Officer

OCEAN SHORE HOLDING CO.

1001 Asbury Avenue

Ocean City, New Jersey 08226

(609) 399-0012

Notice of Annual Meeting of Stockholders

Ocean Shore Holding Co. (the “Company”) will hold its annual meeting of stockholders at The Flander’s Hotel located at 719 East 11th Street, Ocean City, New Jersey on May 18, 2005 at 8:30 a.m., local time. At the meeting, stockholders will consider and act on the following:

1.	The election of three directors to serve for a term of three years;

2.	The ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2005;

3.	Such other business that may properly come before the meeting.

NOTE: The Board of Directors is not aware of any other business to come before the meeting.

The Board of Directors set March 24, 2005 as the record date for the meeting. This means that owners of the Company’s common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Kim M. Davidson

Corporate Secretary

Ocean City, New Jersey

April 14, 2005

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

OCEAN SHORE HOLDING CO.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ocean Shore Holding Co. (“Ocean Shore Holding” or the “Company”) to be used at the annual meeting of stockholders of the Company. Ocean Shore Holding is the holding company for Ocean City Home Bank (“Ocean City Home” or the “Bank”). The annual meeting will be held at The Flander’s Hotel located at 719 East 11th Street, Ocean City, New Jersey on May 18, 2005 at 8:30 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about April 14, 2005.

General Information about Voting

Who Can Vote at the Meeting

You are entitled to vote your Ocean Shore Holding common stock only if the records of the Company show that you held your shares as of the close of business on March 24, 2005. As of the close of business on March 24, 2005, a total of 8,762,742 shares of Ocean Shore Holding common stock were outstanding, including 4,761,000 shares of common stock held by OC Financial MHC. Each share of common stock has one vote. The Company’s Charter provides that, until December 21, 2009, record holders of the Company’s common stock, other than OC Financial MHC, who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

If you are a beneficial owner of Ocean Shore Holding common stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Ocean Shore Holding common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

At this year’s annual meeting, stockholders will elect three directors to serve a term of three years. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting on the ratification of the appointment of Deloitte & Touche LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of Deloitte & Touche LLP as independent auditors will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

The Board of Directors of Ocean Shore Holding is sending you this proxy statement for the purpose of requesting that you allow your shares of Ocean Shore Holding common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Ocean Shore Holding common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of the nominees for director and “FOR” ratification of Deloitte & Touche LLP as independent auditors.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Ocean Shore Holding common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your Ocean Shore Holding common stock is held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in the Bank’s ESOP or 401(k) Plan

If you participate in the Ocean City Home Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the Ocean City Home Bank Savings and Investment Plan (“401(k) Plan”), you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the Ocean Shore Holding Co. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan’s trustee is May 10, 2005.

Corporate Governance

General

Ocean Shore Holding periodically reviews its corporate governance policies and procedures to ensure that Ocean Shore Holding meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern Ocean Shore Holding’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for Ocean Shore Holding.

Corporate Governance Policies and Procedures

Ocean Shore Holding has adopted a corporate governance policy to govern certain activities, including:

(1) the duties and responsibilities of each director;

(2) the composition, responsibilities and operation of the Board of Directors;

(3) the establishment and operation of board committees;

(4) succession planning;

(5) convening executive sessions of independent directors;

(6) the Board of Directors’ interaction with management and third parties; and

(7) the evaluation of the performance of the Board of Directors and of the chief executive officer.

Ocean Shore Holding has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Meetings of the Board of Directors

The Company and Ocean City Home Bank conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended December 31, 2004, the Boards of Directors of the Company and Ocean City Home held 12 meetings and two special meetings. No director attended fewer than 75% of the total meetings of the Company’s Board of Directors.

The Board of Directors encourages directors to attend the annual meeting of stockholders. The Company did not hold an annual meeting of stockholders in 2004 because it was wholly owned by OC Financial MHC at that time.

Committees of the Board of Directors of Ocean Shore Holding

Audit/Compliance Committee. The Board of Directors has a separately-designated standing Audit/Compliance Committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee, consisting of Mrs. Bertini and Messrs. Dalzell, Ford, Previti, Van Duyne and Young meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. This committee met four times during the year ended December 31, 2004. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq. The board of directors has determined that the Audit Committee does not have a member who is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission. While the board recognizes that no individual board member meets the qualifications required of an “audit committee financial expert,” the board believes that appointment of a new director to the board and to the Audit Committee at this time is not necessary as the level of financial knowledge and experience of the current members of the Audit Committee, including the ability to read and understand fundamental financial statements, is cumulatively sufficient to discharge adequately the Audit Committee’s responsibilities. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Proposal 2—Ratification of Independent Auditors—Report of Audit/Compliance Committee.”

Compensation Committee. The Compensation Committee, consisting of Mrs. Bertini and Messrs. Dalzell, Ford, Previti, Van Duyne and Young, is responsible for all matters regarding the Company’s and the Bank’s employee compensation and benefit programs. The Compensation Committee met twice during the year ended December 31, 2004. Each member of the Compensation Committee is independent in accordance with the listing standards of Nasdaq. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Compensation Committee Report on Executive Compensation.”

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee, consisting of Mrs. Bertini and Messrs. Dalzell, Ford, Previti, Van Duyne and Young, takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to Ocean Shore Holding and monitoring compliance with these policies and guidelines. In addition, the Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It recommends director candidates for each committee for appointment by the Board. This committee met once to recommend nominees for election as directors at this annual meeting. Each member of the Nominating/Corporate Governance Committee is independent in accordance with the listing standards of the Nasdaq. The Nominating/Corporate Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.ochome.com. The procedures of the Nominating/Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating/Corporate Governance Committee Procedures.”

Directors’ Compensation

Fees. Each non-employee director of Ocean City Home Bank receives an annual retainer of $25,000 and fees of $700 for each board meeting attended and $300 for each committee meeting attended. Each director also receives reimbursement of up to $2,000 in annual health care expenses or a $1,000 incentive payment if no reimbursement is required. During 2004, Directors Bertini, Dalzell, Previti, VanDuyne and Young received $1,793, $343, $331, $361 and $196, respectively, for annual premiums for directors’ long term care insurance. During 2004, each non-employee director received a bonus of $3,000.

Neither Ocean Shore Holding nor OC Financial MHC pays any fees to its directors.

Deferred Compensation Plans. Ocean Shore Holding maintains separate stock-based and cash-based plans that allow directors to defer all or a portion of their board fees earned until they terminate service with the board. Under the cash-based plan, interest is credited to director deferrals in accordance with the terms of the plan. Under the stock-based plans, deferrals are invested in units representing shares of Company common stock. Directors are always 100% vested in their account balances in both plans. Under the terms of each plan, directors may elect to receive their benefits in installments or a lump sum payment. In the event a director dies prior to receipt of his or her benefit, the director’s beneficiary will receive the director’s entire deferred account balance as of his or her date of death. Such benefit shall be paid as elected by the director before his or her death.

Stock Ownership

The following table provides information as of March 24, 2005 about the persons known to Ocean Shore Holding to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding
OC Financial MHC 1001 Asbury Avenue Ocean City, New Jersey 08226	4,761,000	54.3%

The following table provides information as of March 24, 2005 about the shares of Ocean Shore Holding common stock that may be considered to be beneficially owned by each director, each executive officer named in the summary compensation table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned		Percent of Common Stock Outstanding
Directors
Sylva A. Bertini	13,000		*
Steven E. Brady	17,856	(1)	*
Frederick G. Dalzell, MD	19,794	(2)	*
John L. Van Duyne	10,000	(3)	*
Christopher J. Ford	1,000		*
Robert A. Previti, Ed.D	8,685	(4)	*
Samuel R. Young	4,000		*

Named Executive Officers Who Are Not Also Directors
Kim M. Davidson	8,627	(5)	*
Paul J. Esposito	4,745	(6)	*
Donald F. Morgenweck	11,030	(7)	*
Anthony J. Rizzotte	10,926	(8)	*
All directors and executive officers as a group (12 persons)	116,549		1.3%

*	Does not exceed 1.0% of the Company’s voting securities.
(1)	Includes 3,313 shares held pursuant to the Ocean City Home Bank Stock Based Deferred Compensation Plan, 200 shares held by Mr. Brady as custodian for his daughter and 1,154 shares allocated to Mr. Brady’s account under the Bank’s ESOP as to which he has voting but not dispositive power.
(2)	Includes 894 shares held pursuant to the Ocean City Home Bank Stock Based Deferred Compensation Plan and 3,900 shares held by Dr. Dalzell’s spouse.
(3)	Includes 10,000 shares held pursuant to the Ocean City Home Bank Stock Based Deferred Compensation Plan.
(4)	Includes 585 shares held pursuant to the Ocean City Home Bank Stock Based Deferred Compensation Plan and 100 shares held by Dr. Previti’s son.
(5)	Includes 1,292 shares held pursuant to the Ocean City Home Bank Stock Based Deferred Compensation Plan, 300 shares held jointly with Mrs. Davidson’s spouse and 535 shares allocated to Mrs. Davidson’s account under the Bank’s ESOP as to which she has voting but not dispositive power.
(6)	Includes 1,406 shares held pursuant to the Ocean City Home Bank Stock Based Deferred Compensation Plan and 576 shares allocated to Mr. Esposito’s account under the Bank’s ESOP as to which he has voting but not dispositive power.
(7)	Includes 1,406 shares held pursuant to the Ocean City Home Bank Stock Based Deferred Compensation Plan and 576 shares allocated to Mr. Morgenweck’s account under the Bank’s ESOP as to which he has voting but not dispositive power.
(8)	Includes 2,534 shares held pursuant to the Ocean City Home Bank Stock Based Deferred Compensation Plan and 981 shares allocated to Mr. Rizzotte’s account under the Bank’s ESOP as to which he has voting but not dispositive power.

Proposal 1—Election of Directors

Following the retirement of Roy Gillian, which will be effective April 20, 2005, the Company’s Board of Directors will consist of seven members, all of whom are independent under the listing standards of the Nasdaq Stock Market, except for Mr. Brady, who is President and Chief Executive Officer of Ocean Shore Holding and Ocean City Home. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Mrs. Bertini and Messrs. Van Duyne and Ford, each of whom is currently a director of Ocean Shore Holding and Ocean City Home.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Mrs. Bertini and Messrs. Van Duyne and Ford.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2004. The indicated period of service as a director includes the period of service as a director of Ocean City Home.

Board Nominees for Election of Directors

Sylva A. Bertini retired as Vice President of Ocean City Home Bank in March 2000. Age 68. Director since 2000.

John L. Van Duyne is an officer and owner of Van Duyne Builders, Inc. Mr. Van Duyne is also an officer of Van Duyne & Bruin, LLC. Age 52. Director since 1999.

Christopher J. Ford is a scout for the Philadelphia 76’ers basketball team. He served as the Philadelphia 76’ers interim head basketball coach from February 2004 until April 2004 and as an assistant coach from July 2003 until February 2004. Mr. Ford was the head coach for the Brandeis University men’s basketball team from October 2000 until June 2004. Mr. Ford was the head basketball coach for the Los Angeles Clippers from January 1999 until February 2000. He also has served as head coach of the Boston Celtics and the Milwaukee Bucks and had a 10-year career as a player in the NBA. Director since 2004. Age 55.

Directors Continuing in Office

The following directors have terms ending in 2006:

Frederick G. Dalzell, MD is an orthopedic surgeon at Atlantic Shore Orthopedic Associates. Age 52. Director since 2000.

Robert A. Previti, Ed.D. is the school superintendent for the Brigantine Board of Education. Age 51. Director since 2000.

The following directors have terms ending in 2007:

Samuel R. Young is the owner and president of Tilton Fitness Management, which develops, owns and operates commercial and hospital-affiliated health and fitness clubs. Mr. Young is also an officer in the United States Navy Reserves. Age 45. Director since 2004.

Steven E. Brady has been the President and Chief Executive Officer of Ocean City Home Bank since 1991 and the President of OC Financial MHC and Ocean Shore Holding since their formation in 1998. Age 51. Director since 1991.

Proposal 2—Ratification of Independent Auditors

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP to be the Company’s independent auditors for the 2005 fiscal year, subject to ratification by stockholders. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee will consider other independent auditors.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of independent auditors.

Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2004 and 2003 by Deloitte & Touche LLP:

	2004	2003
Audit fees	$110,000	$82,800
Audit related fees(1)	$211,700	—
Tax fees(2)	$18,785	$18,230
All other fees	—	—

(1)	Represents fees paid in connection with the initial public offering of Ocean Shore Holding.
(2)	Consists of tax filing fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Requests for services by the independent auditor for compliance with the auditor services policy must be specific as to the particular services to be provided.

The request may be made with respect to either specific services or a type of service for predictable or recurring services.

During the year ended December 31, 2004, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Report of the Audit/Compliance Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit/Compliance Committee (the “Audit Committee”) oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent auditors are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company’s independent auditors.

Audit/Compliance Committee of the Board of Directors

of Ocean Shore Holding Co.

Robert A. Previti (Chairman)	John L. Van Duyne
Sylva A. Bertini	Samuel R. Young
Frederick G. Dalzell	Christopher J. Ford

Executive Compensation

Summary Compensation Table

The following information is provided for our President and Chief Executive Officer and other executive officers who received salary and bonus totaling $100,000 or more during the year ended December 31, 2004.

	Annual Compensation(1)(2)			All Other Compensation
Name and Position	Year	Salary	Bonus
Steven E. Brady President and Chief Executive Officer	2004 2003	$296,500 273,000	$65,000 49,000	$36,371 19,900	(3)

Anthony J. Rizzotte Executive Vice President	2004 2003	$174,000 165,500	$35,000 29,000	$27,898 13,898	(4)

Paul J. Esposito Senior Vice President of Ocean City Home Bank	2004 2003	$102,250 95,000	$12,000 7,000	$15,656 7,363	(5)

Donald F. Morgenweck Senior Vice President and Chief Financial Officer	2004 2003	$102,250 95,000	$12,000 7,000	$16,784 8,535	(6)

Kim M. Davidson Senior Vice President and Corporate Secretary	2004 2003	$95,250 85,000	$12,000 7,000	$15,397 7,913	(7)

(1)	Does not include the aggregate amount of perquisites or other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2)	Compensation information for 2002 has been omitted as Ocean Shore Holding was neither a public company nor a subsidiary of a public company at that time.
(3)	Includes employer contributions under the Ocean City Home Bank’s Savings and Investment Plan of $6,613, contributions to the Executive Incentive Retirement Plan of $14,300, life insurance premiums of $1,492 and an ESOP allocation with a market value on December 31, 2004 of $13,966.
(4)	Includes employer contributions under the Ocean City Home Bank’s Savings and Investment Plan of $7,223, contributions to the Executive Incentive Retirement Plan of $8,250, life insurance premiums of $559 and an ESOP allocation with a market value on December 31, 2004 of $11,866.
(5)	Includes employer contributions under the Ocean City Home Bank’s Savings and Investment Plan of $2,735, contributions to the Executive Incentive Retirement Plan of $5,000, life insurance premiums of $860 and an ESOP allocation with a market value on December 31, 2004 of $6,970.
(6)	Includes employer contributions under the Ocean City Home Bank’s Savings and Investment Plan of $4,354, contributions to the Executive Incentive Retirement Plan of $5,000, life insurance premiums of $460 and an ESOP allocation with a market value on December 31, 2004 of $6,970.
(7)	Includes employer contributions under the Ocean City Home Bank’s Savings and Investment Plan of $4,145, contributions to the Executive Incentive Retirement Plan of $4,600, life insurance premiums of $180 and an ESOP allocation with a market value on December 31, 2004 of $6,472.

Employment Agreements. Ocean Shore Holding and Ocean City Home have entered into an employment agreement with Steven E. Brady. The employment agreement is intended to ensure that Ocean Shore Holding and Ocean City Home will be able to maintain a stable and competent management base.

The employment agreement provides for a three-year term. The term of the employment agreement renews on an annual basis unless written notice of non-renewal is given by the board of directors. The employment agreement provides that Mr. Brady’s base salary will be reviewed annually. The base salary under the employment agreement is $296,500. In addition to the base salary, the employment agreement provides for, among other things, discretionary bonuses, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The employment agreement provides for termination for cause, as defined in the employment agreement, at any time. If Ocean Shore Holding chooses to terminate the executive’s employment for reasons other than for cause, or if the executive resigns after specified circumstances that would constitute constructive termination, the executive (or, if he dies, his beneficiary) would be entitled to receive an amount equal to the remaining base salary payments due for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any of Ocean Shore Holding’s employee benefit plans during the remaining term of the employment agreement. Ocean Shore Holding would also continue and/or pay for Mr. Brady’s life, health and dental coverage for the remaining term of the employment agreement. In the event Ocean Shore Holding terminates Mr. Brady’s employment for reasons other than a change in control, he must adhere to a one-year non-competition agreement. In the event Mr. Brady voluntarily terminates employment under circumstances that would not constitute Good Reason (as defined in the agreement) he would be subject to a four-month non-competition agreement during which he would be entitled to receive his base salary.

Under the employment agreement, if voluntary (upon circumstances discussed in the agreement) or involuntary termination follows a change in control of Ocean Shore Holding or Ocean City Home Bank, Mr. Brady (or, if he dies, his beneficiary) would be entitled to a severance payment equal to 2.99 times the average of the five preceding taxable years’ annual compensation. Ocean Shore Holding would also continue the benefits Mr. Brady has received under the retirement programs in which he participated before a change in control and under any health, life or disability coverage for 36 months. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer would not be entitled to deduct such amount. Mr. Brady will not be entitled to receive an excess parachute payment under his employment agreement.

All reasonable costs and legal fees paid or incurred by Mr. Brady in any dispute or question of interpretation relating to the employment agreement will be paid by Ocean Shore Holding if Mr. Brady is successful on the merits in a legal judgment, arbitration or settlement. The employment agreement also provides that we will indemnify Mr. Brady to the fullest extent legally allowable.

Change in Control Agreements. Ocean City Home has entered into change in control agreements with Anthony J. Rizzotte, Paul J. Esposito, Donald F. Morgenweck and Kim M. Davidson. The change in control agreements have an initial three-year (in the case of Mr. Rizzotte) or two-year term (in the case of the other officers) and are renewable by the board of directors for an additional year on an annual basis. If, following a change in control of Ocean Shore Holding or Ocean City Home Bank, an officer who is a party to an agreement is terminated without cause, or the officer voluntarily resigns upon the occurrence of circumstances specified in the agreements, the officer will receive a severance payment under the agreements equal to three (in the case of Mr. Rizzotte) or two (in the case of the other officers) times the officer’s average annual compensation for the five most recent taxable years. Ocean City Home will also continue health and welfare benefit coverage for 24 months following termination of employment.

Supplemental Executive Retirement Plan. The Ocean City Home Bank Supplemental Executive Retirement Plan provides restorative payments to executives designated by the board of directors who are prevented from receiving the full benefits contemplated by the employee stock ownership plan’s benefit formula and the full matching contribution under the 401(k) Plan. The restorative payments under the plan consist of payments in lieu of shares that cannot be allocated to the participant’s account under the employee stock ownership plan and payments for employer matching contributions that cannot be allocated under the 401(k) Plan due to the legal limitations imposed on tax-qualified plans. In addition to providing for benefits lost under the employee stock ownership plan and 401(k) Plan as a result of limitations imposed by the Internal Revenue Code, the supplemental executive retirement plan also provides supplemental benefits to participants upon a Change in Control (as defined in the plan) before the complete scheduled repayment of the employee stock ownership plan loan. Generally, upon such an event, the supplemental executive retirement plan will provide the participant with a benefit equal to what the participant would have received under the employee stock ownership plan had he remained employed throughout the term of the employee stock ownership plan loan, less the benefits actually provided under the employee stock ownership plan on behalf of such participant. Ocean City Home’s board of directors has designated Mr. Brady to participate in the plan.

Salary Continuation Agreements. Ocean City Home has entered into salary continuation agreements with Messrs. Brady and Rizzotte to provide the executives with additional compensation at retirement or upon termination of employment by reason of death or disability. Under the terms of the each executive’s agreement, Messrs. Brady and Rizzotte will be entitled to an annual benefit of $221,831 and $114,489, respectively, upon the earlier of the following events: (1) termination of employment due to a disability; (2) termination of employment before age 60 following a change in control; or (3) normal retirement at or after age 60. The executives’ beneficiaries will receive the annual benefits in the event the executives die during active service with Ocean City Home Bank. The annual benefits are payable on a monthly basis to the executives or their designated beneficiaries. In the event Messrs. Brady or Rizzotte terminate employment before their normal retirement date for reasons other than death, disability or cause, the annual benefits under the agreements will be reduced proportionately. If an executive is entitled to receive benefits under a split dollar life insurance agreement with us, no death benefits will be paid under the salary continuation agreements. The agreements constitute an unfunded and unsecured obligation of Ocean City Home Bank, however, in the event Messrs. Brady or Rizzotte terminate employment by reason of a disability prior to normal retirement, we will fund a contingent disability trust in an amount that had been or should have been accrued by us to fund the executives’ disability benefits.

Split Dollar Life Insurance Agreements. Ocean City Home maintains split-dollar life insurance agreements with Messrs. Brady and Rizzotte. The agreements provide each executive’s beneficiary with a cash payment in the event the executive dies while employed by Ocean City Home. Under the terms of the agreements, Ocean City Home is the owner of several life insurance policies under which Messrs. Brady and Rizzotte are insured. Ocean City Home pays all the premiums on the life insurance policies. Upon the death of Messrs. Brady or Rizzotte, or upon liquidation of the cash surrender value of the policies, Ocean City Home will recover all of the payments made with respect to the policies and the executives’ beneficiaries will receive the remaining proceeds from the life insurance policies.

Director and Executive Life Insurance Plan. The Ocean City Home Director and Executive Life Insurance Plan provides officers and directors with death benefits for their designated beneficiaries. Under the terms of the plan, Ocean City Home is the owner of several life insurance policies under which participating officers and directors are insured. All participants are entitled to a $50,000 lump sum death payment. In the event a participant’s employment is terminated due to disability (as defined in the plan) or terminated within two years of a change in control or on or after attainment of early retirement age, Ocean City Home agrees to maintain the insurance policies in full force and effect for the benefit of the participants. Participation in the plan ceases immediately upon termination for cause (as defined in the plan), termination prior to early retirement for reasons other than disability or following a change in control or upon actively working for a new employer following termination due to disability.

Compensation Committee Report on Executive Compensation

The following is a report of the Compensation Committee of the Board of Directors regarding executive compensation. The Compensation Committee’s membership and duties are described on pages 3 and 4.

Compensation Policies

The Compensation Committee bases its executive compensation policy on the same principles that guide the Company in establishing all of its compensation programs. The Company designs programs to attract, retain and motivate highly talented individuals at all levels of the organization while balancing the interests of stockholders.

The Company emphasizes using a competitive base salary and bonus program as a means of attracting and retaining employees, rather than performance-based cash compensation. Additionally, the Company has established programs of retirement benefits to supplement the salary and bonus programs as a means of attracting and retaining employees, rather than performance-based cash compensation.

Components of Executive Compensation

Base Salary. Salary levels for all employees, including executive officers, are set so as to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for a given position. Base salaries for all employees, including the executive officers, are reviewed annually by the Compensation Committee, which takes into account competitive salaries paid by other financial institutions for a given position. In setting base salaries, the Compensation Committee also considers a number of factors relating to the particular executive, including individual performance, job responsibilities, level of experience, ability and knowledge of the position. These factors are considered subjectively in the aggregate and none of the factors is accorded a specific weight.

Bonus and Participation in Benefits Plan. Compensation for executive officers is also composed of bonus and participation in various employee and executive benefit plans such as the Ocean City Home Bank Savings and Investment Plan (the “401(k) Plan”) and the Ocean City Home Bank Employee Stock Ownership Plan. Executive Officers may also participate in the Supplemental Executive Plan, Executive Incentive Retirement Plan and executive life insurance plans upon designation by the Board of Directors. The benefits under the 401(k) Plan and the employee stock ownership plan are determined based on the executive’s compensation.

Steven E. Brady—Chief Executive Officer Compensation. The Compensation Committee fixed the 2004 base salary for the Company’s Chief Executive Officer, Steven E. Brady, in a manner consistent with the base salary guidelines applied for executive officers of the Company as described above. In general, the Compensation Committee considers the Company’s financial performance, peer group financial performance and compensation peer group data when making decisions regarding the Chief Executive Officer’s compensation. In recognition of Mr. Brady’s leadership and contribution to the success of the Company, the Compensation Committee increased Mr. Brady’s base salary for 2004 to $296,500. In December 2004 in recognition of the performance of the Company, Mr. Brady received a bonus of $65,000.

Compensation Committee of the Board of Directors

of Ocean Shore Holding Co.

Robert A. Previti (Chairman)	John L. Van Duyne
Sylva A. Bertini	Samuel R. Young
Frederick G. Dalzell	Christopher J. Ford

Stock Performance Graph

The following graph compares the cumulative total shareholder return on the Company’s common stock with the cumulative total return on the Nasdaq Stock Market Index (U.S. Companies) and with the SNL All Thrifts Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on December 21, 2004, the initial day of trading of the Company’s common stock.

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Ocean Shore Holding common stock during the year ended December 31, 2004, with the following exceptions: OC Financial MHC, Ms. Bossi and Mr. Esposito failed to file a report to a transaction on a Form 4 in a timely manner due to administrative errors.

Transactions with Management

The Sarbanes-Oxley Act of 2002 generally prohibits loans by Ocean City Home to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Ocean City Home to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Ocean City Home is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit Ocean City Home to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

In addition, the Bank will not lend to a director or executive officer and his or her related interests an amount that exceeds the greater of $25,000 or 5% of Ocean City Home’s unimpaired capital and surplus, but in no event an amount greater than $500,000, unless the loan is approved in advance by a majority of the disinterested members of the Board of Directors.

Nominating/Corporate Governance Committee Procedures

General

It is the policy of the Nominating/Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications

The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include a residency requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating/Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees

The Nominating/Corporate Governance Committee process that it follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee and other members of the Board of Directors, as well as its knowledge of members of Ocean City Home Bank’s local communities. The Nominating/Corporate Governance Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Nominating/Corporate Governance Committee has not previously used an independent search firm in identifying nominees.

Evaluation. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Submission of Business Proposals and Stockholder Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 15, 2005. If next year’s annual meeting is held on a date more than 30 calendar days from May 18, 2006, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days prior to the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee at Ocean Shore Holding Co. c/o Corporate Secretary, 1001 Asbury Avenue, Ocean City, New Jersey 08226 or by leaving a message at (609) 399-0012. Other communications to the Board of Directors may be made in writing to the Chairman of the Nominating/Corporate Governance Committee at Ocean Shore Holding Co. c/o Corporate Secretary, 1001 Asbury Avenue, Ocean City, New Jersey 08226 or by leaving a message at (609) 399-0012. Communications to individual directors may be made to such director in writing at Ocean Shore Holding Company, c/o Corporate Secretary, 1001 Asbury Avenue, Ocean City, New Jersey 08226 or by leaving a message for such director at (609) 399-0012.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Ocean Shore Holding common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on March 24, 2005. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2004, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on March 24, 2005 upon written request to Kim Davidson, Corporate Secretary, Ocean Shore Holding Co., 1001 Asbury Avenue, Ocean City, New Jersey 08226.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Kim M. Davidson

Corporate Secretary

Ocean City, New Jersey

April 14, 2005

Appendix A

OCEAN SHORE HOLDING CO.

AUDIT/COMPLIANCE COMMITTEE CHARTER

I. Purpose

The primary function of the Audit/Compliance Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Ocean Shore Holding Co. (the “Company”) is to review: the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion or review performed by the Company’s independent auditor; the Company’s compliance with legal and regulatory requirements; the independent auditor’s qualifications and independence; the performance of the Company’s internal audit functions, its independent auditors and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Company’s auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company’s annual proxy statement.

II. Organization

The Audit Committee will be comprised of three or more directors, as determined by the Board, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Audit Committee must be financially literate at time of appointment, meaning they must have the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with oversight responsibilities. The members of the Audit Committee and the Chairperson of the Audit Committee will be elected by the Board on an annual basis.

III. Structure and Meetings

The Audit Committee shall meet four times per year, or more frequently as circumstances may require. A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance. The Committee Chairperson shall preside at the meeting and, in consultation with other members of the Audit Committee, will set the frequency and length of each meeting and the agenda of the items to be addressed at each meeting. The Committee Chairperson shall ensure that the agenda for each meeting is circulated to each Audit Committee member in advance of the Meeting.

IV. Goals and Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties the Audit Committee shall:

1.	Provide an open avenue of communication between management, the independent auditor, internal audit department and the Board.

2.	Meet with the independent auditors and management at least quarterly to review the Company’s financial statements. In meetings attended by the independent auditors or by regulatory examiners, a portion of the meeting will be reserved for the Audit Committee to meet in closed session with these parties.

3.	Keep written minutes for all meetings.

4.	Review with the independent auditor and internal audit department the work to be performed by each to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

5.	Review all significant risks or exposures to the Company found during audits performed by the independent auditor and internal audit department and ensure that these items are discussed with management. From these discussions, assess and report to the Board regarding how the findings should be addressed.

6.	Review recommendations from the independent auditor and internal auditing department regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

7.	Following each meeting of the Audit Committee, the chairman of the committee will submit a record of the meeting to the Board including any recommendations that the Committee may deem appropriate.

8.	Ensure that the independent auditor discusses with the Audit Committee their judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company’s financial disclosures and degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

9.	Review the Company’s audited annual financial statements and the independent auditor’s opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

10.	Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to stockholders.

11.	Review with management, the independent auditor, internal audit department and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

12.	Review with management and the independent auditor all interim financial reports filed pursuant to the Securities Exchange Act of 1934.

13.	Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies.

14.	Select the independent auditor, considering independence and effectiveness, and be ultimately responsible for their compensation, retention and oversight (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the audit committee. The Audit Committee should confirm the independence of the independent auditor by requiring them to disclose in writing all relationships that, in the auditor’s professional judgment, may reasonably be thought to bear on the ability to perform the audit independently and objectively.

15.	Review the performance of the independent auditor.

16.	Review the activities, organizational structure and qualifications of the internal audit department. The Audit Committee should also review and concur in the appointment, replacement, reassignment, or dismissal of the manager of the internal audit department.

17.	Have in place procedures for (1) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

18.	Approve, in advance, all permissible non-audit services to be completed by the independent auditor. Such approval process will ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

19.	Set clear hiring policies for hiring employees or former employees of the independent auditors.

20.	Review and approve all related-party transactions.

V. Performance Evaluation and Disclosure Obligations

In addition to the responsibilities presented above, the Audit Committee will examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities of the Audit Committee. Further, the Audit Committee will disclose in each annual proxy statement to its stockholders whether it satisfied the responsibilities during the prior year in compliance with the Charter, and will disclose a copy of the Charter once every three years either in the annual report to stockholders or proxy statement.

VI. Audit Committee Resources

The Audit Committee shall be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties. In connection therewith, the Audit Committee shall be provided appropriate funding, as determined by the Audit Committee, for payment to such counsel and other advisors. In addition, the Audit Committee shall be provided funding for ordinary administrative expenses of the Audit Committee.

OCEAN SHORE HOLDING CO.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Messrs. Frederick G. Dalzell, Robert A. Previti, Samuel R. Young and Steven E. Brady, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 18, 2005, at 8:30 a.m., local time, at The Flander’s Hotel located at 719 East 11th Street, Ocean City, New Jersey and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary below).

Sylva A. Bertini, John L. Van Duyne

and Christopher J. Ford

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Deloitte & Touche LLP as independent auditors of Ocean Shore Holding Co. for the year ending December 31, 2005.

FOR	AGAINST	ABSTAIN
☐	☐	☐

The Board of Directors Recommends that you vote “FOR” both proposals.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date
Signature of Shareholder

Date
Signature of Shareholder

The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 14, 2005 and of the Annual Report to Stockholders.

[Ocean Shore Holding Co. Letterhead]

Dear ESOP Participant:

On behalf of the Board of Directors of Ocean Shore Holding Co. (the “Company”), I am forwarding you the attached blue vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Ocean Shore Holding Co. to be held on May 18, 2005. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of Ocean Shore Holding Co. and a copy of the Company’s Annual Report to Stockholders.

As a participant in the Ocean City Home Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of March 24, 2005, the record date for the Annual Meeting. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 10, 2005. If you do not direct the Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed blue vote authorization form to the Trustee. A postage-paid envelope is enclosed for your convenience. Your vote will not be revealed, directly or indirectly, to any employee or director of Ocean Shore Holding Co. or Ocean City Home Bank.

Sincerely,

/s/ Steven E. Brady
Steven E. Brady President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc., the ESOP Trustee, is the holder of record and custodian of all shares of Ocean Shore Holding Co. (the “Company”) common stock under the Ocean City Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 18, 2005.

You are to vote my shares as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary below).

Sylva A. Bertini, John L. Van Duyne and Christopher J. Ford

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark the “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Deloitte & Touche LLP as independent auditors of Ocean Shore Holding Co. for the year ending December 31, 2005.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” BOTH PROPOSALS.

The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 10, 2005.

[Ocean Shore Holding Co. Letterhead]

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Ocean Shore Holding Co. (the “Company”), I am forwarding you the attached green vote authorization form for the purpose of conveying your voting instructions to Prudential Trust Company (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Ocean Shore Holding Co. to be held on May 18, 2005. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of Ocean Shore Holding Co. and a copy of the Company’s Annual Report to Stockholders.

As a holder of Ocean Shore Holding Co. common stock (“Common Stock”) under the Ocean City Home Bank Savings and Investment Plan (the “401(k) Plan”), you are entitled to direct the Trustee how to vote the shares of Common Stock credited to your account as of March 24, 2005, the record date for the Annual Meeting. If the Trustee does not receive your instructions by May 10, 2005, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) Plan participants.

Please complete, sign and return the enclosed green vote authorization form in the postage paid envelope provided by Muldoon Murphy & Aguggia LLP. Your vote will not be revealed, directly or indirectly, to any employee or director of Ocean Shore Holding Co. or Ocean City Home Bank.

Sincerely,

/s/ Steven E. Brady
Steven E. Brady President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that Prudential Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Ocean Shore Holding Co. (the “Company”) common stock credited to me under the Ocean City Home Bank Savings and Investment Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 18, 2005.

You are to vote my shares as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary below).

Sylva A. Bertini, John L. Van Duyne and Christopher J. Ford

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark the “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Deloitte & Touche LLP as independent auditors of Ocean Shore Holding Co. for the year ending December 31, 2005.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” BOTH PROPOSALS.

The Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 10, 2005.